SOFTWARE DEVELOPMENT AGREEMENT

THIS AGREEMENT Dated for Reference the 1st day of September, 2003.

BETWEEN:

IBHAS TECHNOLOGIES INC., a body corporate under the laws of the State of Nevada, U.S.A. and having its business office at 203 - 1311 Howe Street, Vancouver, British Columbia, V6Z 2P3

(the "Company")

AND:

NETWORKS ADVANCED SYSTEMS CO, a body corporate having its business office at Alshuruk Tower, 5th Floor, Omar Almukhtar Street, Gaza, Palestine

(the "Developer")

WHEREAS:

A. The Company is a software development company focussing on the production and marketing of an Internet computer software program known as Ibhas (the "Ibhas Software") which will allow owners of websites in languages other than English (initially the software will support Arabic) to automatically submit its web page information to major Internet search engines, and allowing Internet users to enter in key terms (which are either English or non-English) into a search engine and locate such websites;

B. The Company has asked the Developer to provide his consulting services for purposes of the development of the Company's Software on the terms and conditions set forth in this Agreement; and

C. The Developer has agreed to provide such services on such terms and conditions as hereinafter set forth in this Agreement.

IN CONSIDERATION of the mutual agreements in this Agreement and subject to the terms and conditions set forth herein, the parties agree as follws.

ARTICLE 1
SERVICES

1.1 Services

The Company hereby retains the consulting services of the Developer, and the Developer hereby agrees to provide his services, to develop the Company's Ibhas Software, as set out in the Company's Form SB-2 registration statement, attached hereto as "Schedule A" to this Agreement.

1.2 Responsibilities

During the term of this Agreement, the Developer will devote a reasonable amount of his time, attention and abilities to the Company for the development of the Ibhas Software and will give to the Company the full benefit of his knowledge, expertise, technical skill and ingenuity in respect of the same. The Developer's responsibilities are limited to the development of a working prototype of the Ibhas Software. The Developer will provide to the to the Board of Directors of the Company such information regarding the development of the Ibhas Software as required.

1.3 Acknowledgment of Confidentiality and Non-Disclosure

The Developer recognizes and acknowledges that his relationship with the Company will be one of trust and confidence and that he will be privy to secret and confidential information relating to customers, business systems, various technologies licensed, owned or developed by the Company and other important confidential information of the Company that has taken substantial time to develop at considerable expense. The Developer recognizes and acknowledges that the non-solicitation, non-disclosure and non-competition provisions of this Agreement are intended to protect the confidentiality and goodwill that are required for the continued success of the Company, and are essential for the protection of their businesses.

ARTICLE 2
TERMS OF SERVICE

2.1 Fees

For his consulting services in respect of the development of a working prototype of the Ibhas Software, the Company will pay the Developer a consulting fee in the total amount of US$20,000, which amount the Company shall pay in 4 monthly instalments of US$5,000 per month.

2.2 Expenses

The Consultant shall be reimbursed for all reasonable out-of-pocket expenses actually and properly incurred by him in connection with his duties hereunder provided that the Consultant first obtains prior authorization from the Company regarding the making of such expenses. The Consultant will be reimbursed by the Company for all reasonable expenses necessarily and actually incurred by the Consultant in the performance of the Services, provided that the Consultant obtains the required pre-authorization and submits to the Company detailed invoices and supporting documentation acceptable to the Company, acting reasonably.

2.3 Consultant Not Employee

The parties agree that the Consultant and any employees of the Consultant are not employees of the Company and, as such, save as required by law, there shall be no deductions for any statutory withholdings made by the Company on behalf of the Consultant.

2.4 Statutory Withholdings

The Consultant agrees to make and remit all statutory withholdings as may be required of him in respect of himself and the Consultant's employees, if any, who may be involved in performance of the Services for the Company.

2.5 No Participation in Plans

The Consultant and his employees, if any, shall not be entitled to participate in any medical, dental, extended health or group life insurance plans of the Company.

2.6 No Partnership

This Agreement will not be construed as creating a partnership, joint venture or agency relationship between the parties or any other form of legal association which would impose liability upon one party for any act or failure to act by the other party.

ARTICLE 3
OBLIGATIONS OF SERVICE

3.1 Duty to the Company

The Developer will well and faithfully serve the Company and use all reasonable endeavours to promote the interests of the Company. The Developer will act honestly, in good faith and in the best interests of the Company. The Developer will adhere to all applicable policies of the Company.

3.2 Confidentiality

The Developer will retain all information regarding the Company in the strictest confidence and will not disclose or permit the disclosure of such information in any manner. The Developer will not use such information, or permit such information to be used, for the benefit of the Developer or any other person or for any other improper purpose, either during the term of the Developer's consulting services or after such term. The Developer will take all reasonable precautions in dealing with such information so as to prevent any person from having access to it.

3.3 Return of Documents

Upon the termination of the consulting services of the Developer, for whatever reason, the Developer will promptly return to the Company all written information, disks, tapes, memory devices, and all copies of any of them, containing any information relating to the Ibhas Software and any information obtained from or belonging to the Company.

3.4 Non-Competition

During the term of this Agreement and for a period of 12 months after the termination of the Developer's consulting service, the Developer will not, either directly or indirectly, be interested or concerned (whether as a proprietor, partner, member, shareholder, director, officer, agent, consultant or otherwise) in any person, firm, company or business engaged in or interested in or concerned in any business which develops, manufactures, produces, provides, markets, distributes or otherwise deals in products or services or both which are of a type similar to the products or services which are developed, manufactured, produced, provided, marketed, distributed or otherwise dealt in by the Company now or at any time during the term of the Developer's consulting services. Such restriction will apply within the geographical area of business operations in which the Company has an office and carries on business or has carried on business within the 12 month period ending on the date of termination of the Developer's service. Such restriction will not prevent the Developer from being the holder or beneficial owner of any shares of any class of publicly held securities of a company, partnership or other organization provided that the Developer, alone or in partnership or in conjunction with any other person or company, does not own directly or indirectly more than five percent of the securities of such class.

3.5 Non-Solicitation of Customers

During the term of this Agreement and for a period of 12 months after the termination of the Developer's service, the Developer shall not, either directly or indirectly and either alone or with others, canvass or solicit orders for any product or service or both which is or has been developed, manufactured, produced, provided, marketed, distributed or otherwise dealt in by the Company from any person, firm or company which has been at any time within the previous 12 month period a customer or supplier of the Company or a prospective customer or supplier of the Company with which the Developer is or was actively concerned during his service.

3.6 Non-Solicitation of Employees

During the term of this Agreement and for a period of 12 months after the termination of the Developer's service, the Developer shall not, either directly or indirectly and either alone or with others canvass or solicit any person who is an employee of the Company to leave or terminate such employment for the purpose of establishing a business to offer any product or service or both which is of a type similar to any product or service which is or has been developed, manufactured, produced, provided, marketed, distributed or otherwise dealt in by the Company.

3.7 No Personal Benefit

The Developer will not receive or accept for his own benefit, either directly or indirectly, any commission, rebate, discount, gratuity or profit from any person, firm or company having or proposing to have one or more business transactions with the Company.

3.8 Intellectual Property

Any and all inventions, improvements, designs, devices, processes, programs, techniques, methodologies, equipment, assemblies of information or data, discoveries, developments, productions made, perfected, conceived or participated in by the Developer during the course of the Developer's service to the Company, and in particular but not limited to, the Ibhas Software, and any patent, patent application, copyright, trademark or other intellectual property right in or to any of them (collectively, the "the Company Intellectual Property") will be and will remain the exclusive property of the Company. The Developer will have no interest in the Company Intellectual Property, although the Developer may have created or contributed to the creation of the Company Intellectual Property. The Developer waives any moral rights in the Company Intellectual Property. By his acceptance of the terms of this Agreement, the Developer irrevocably assigns, transfers and conveys to the Company, without further act or instrument, all right, title and interest which the Developer may have in or to any of the Company Intellectual Property, the consideration for which is the Developer's contract to provide consulting services to the Company. The rights of the Company will continue notwithstanding any termination of the services of the Developer. The Developer will disclose to the Company, and will preserve as confidential, the full particulars of any the Company Intellectual Property promptly when the same is made and will maintain at all time adequate and current written records of all such the Company Intellectual Property, which records will be and will remain the property of the Company. The Company alone will have the right to apply for, prosecute and obtain letters patent, copyrights, trademarks or other intellectual property rights in any or all countries of the world in respect of the Company Intellectual Property. Both during and after the Developer's service, the Developer will execute on demand any applications, transfers, assignments, and other documents as the Company may consider necessary or desirable for the purpose of vesting in or assigning to the Company title to any such the Company Intellectual Property or for the purpose of applying for, prosecuting and obtaining such letters patent, copyrights, trademarks or other intellectual property rights for the Company Intellectual Property. Both during and after the Developer's service, the Developer will cooperate and assist in every way possible in the prosecution of any such applications and in the defence of any challenge to such rights.

3.9 Covenants Reasonable

The Developer confirms that the provisions in this Article 3 are reasonable and valid based upon the businesses which are carried on by the Company, and based on the fiduciary and sensitive position the Developer will occupy with the Company. All defences to the strict enforcement or validity of the sections in this Article 3 are waived by the Developer. The Developer further acknowledges that any covenant contained in this Article 3 may be enforced by injunction issued in any court having jurisdiction, and by the award of damages and any and all other relief allowed by law.

ARTICLE 4
TERM AND TERMINATION

4.1 Term

Subject to the terms and conditions of this Agreement, the term of the Developer's consulting services will be for a term of 4 months commencing September 1, 2003, unless the term is extended by written agreement of the Company and the Developer.

4.2 Notice of Intention

On or before that day which is two months before the end of the term of this Agreement, the Company will give notice in writing to the Developer of whether or not it intends to extend the term of the contract for a period beyond the term specified in section 4.1.

4.3 Termination by the Company With Cause

At any time, the Company may, without any further liability under this Agreement, immediately terminate the service of the Developer under this Agreement at any time for Cause. "Cause" will mean termination by notice from the Board of Directors of the Company, because of any one or more of the following (any one of which shall constitute "Cause"):

(a) the Developer's conviction of, or plea of nolo contendere to, a felony, indictable offence or crime involving moral turpitude;

(b) the Developer's personal dishonesty, incompetence, wilful misconduct or breach of fiduciary duty;

(c) the Developer's commission of an act involving gross negligence on the part of the Developer in the conduct of his duties under this Agreement; or

(d) a material breach of any provision of this Agreement by the Developer.

In the case of termination pursuant to this section, the Company will give to the Developer ten business days written notice and will make no further monthly payments under this Agreement.

4.4 Termination by the Company Without Cause

At any time, the Company may terminate the service of the Developer without Cause. In the event of such termination without Cause, the Company will pay to the Developer the total fee to be paid to the Developer under this Agreement.

4.5 Resignation by the Developer

At any time, the Developer may terminate his services under this Agreement on at least two months prior written notice to the Company.

4.6 Acknowledgment

The Developer acknowledges and agrees that the consideration specified in this Article 4 is inclusive of any and all compensation or payments including but not limited to vacation pay, benefits (other than benefits under benefit plans which have accrued to the Developer prior to termination, and provided such benefits can be continued at no cost to the Company), notice and pay in lieu of notice, termination pay or severance to which the Developer may be entitled under any law or legislation, provided that the Developer will also receive in addition to the amounts specified in this Article 4 any fees accrued and unpaid to the date of termination or resignation.

4.7 Release

The Developer acknowledges that the notice and pay in lieu of notice provided in this Article 4 is fair and reasonable and agrees that, on the termination of the services of the Developer by the Company or on any termination of this Agreement by the Developer, the Developer will have no action, cause of action, claim or demand against the Company, or the Directors, Officers, Developers or agents of the Company as a consequence of such termination. The Developer hereby releases and discharges the Company, and the Directors, Officers, Developers and agents of the Company from any liability other than the obligations of the Company under this Agreement.

ARTICLE 5
GENERAL

5.1 Arbitration

All disputes arising out of or in connection with this contract, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration under the Rules of the British Columbia International Commercial Arbitration Centre. The appointing authorities shall be the British Columbia International Commercial Arbitration Centre. The case shall be administered by the British Columbia International Commercial Arbitration Centre in accordance with its "Procedures for Cases Under the BCICAC Rules". The place of arbitration shall be Vancouver, British Columbia, Canada.

5.2 Remedies not Exclusive

The remedies provided to the Developer, the Company under this Agreement are cumulative and not exclusive to each other, and no such remedy will be deemed or construed to affect any right to which the Developer, the Company is entitled to seek at law, in equity or by statute.

5.3 Assignment

This Agreement is not assignable by the Developer in whole or in part without the prior written consent of the Company. Any attempt by the Developer to assign any of the rights or to delegate any of the duties or obligations of this Agreement without such prior written consent is void.

5.4 Counterparts

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

5.5 Waiver

No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right. No single or partial exercise of any right or power under this Agreement will preclude any further or other exercise of such right or power. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective until the same is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.

5.6 Enurement

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement on the dates stated below.

IBHAS TECHNOLOGIES INC.

Per:

/s/ Mohanad Schurrab
Signature

Mohanad Schurrab
Name

Chairman and CEO of Ibhas Technologies
Title

1st September 2003
Date of Execution

NETWORKS ADVANCED SYSTEMS CO.

Per:

/s/ Signed
Signature

_______________
Name

P.S. GM
Title

1.9.2003
Date of Execution

SCHEDULE "A"

FORM SB2 REGISTRATION STATEMENT:

IBHAS TECHNOLOGIES INC.